Exhibit 99.1
MUFG Americas Holdings Corporation
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (July 25, 2016)

Contact:	Alan Gulick	Doug Lambert
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-5911

MUFG AMERICAS HOLDINGS CORPORATION REPORTS SECOND QUARTER NET INCOME OF $305 MILLION

NEW YORK - MUFG Americas Holdings Corporation ("MUAH" or "the Company"), parent company of San Francisco-based MUFG Union Bank, N.A. ("the Bank"), today reported net income for the quarter of $305 million, compared with $49 million for the prior quarter and $181 million for the year-ago quarter.

Highlights:

◦	Net income for the second quarter was $305 million, up $256 million from the first quarter of 2016.

◦	Total revenue was up $94 million while noninterest expense was down $66 million compared with the first quarter of 2016.

◦	The reversal of provision for credit losses was $37 million compared with a provision for credit losses of $162 million in the first quarter of 2016.

◦	Average loans held for investment during the second quarter of 2016 were $79.9 billion, up $1.5 billion from the first quarter of 2016.

◦
Mitsubishi UFJ Financial Group, Inc. designated MUAH as its Intermediate Holding Company ("IHC") in accordance with the requirements of the U.S. Federal Reserve Board's final rules for Enhanced Prudential Standards and transferred substantially all interests in its U.S. subsidiaries to the IHC on July 1, 2016. The subsidiaries include MUFG Securities Americas, Inc. (formerly Mitsubishi UFJ Securities (USA), Inc.), a registered broker-dealer, and various other non-bank subsidiaries with approximately $36 billion in total assets as of March 31, 2016.

1

The following table presents financial highlights for the periods ended June 30, 2016, March 31, 2016 and June 30, 2015:

				Percent Change to
	As of and for the Three Months Ended			June 30, 2016 from
(Dollars in millions)	June 30, 2016	March 31, 2016	June 30, 2015	March 31, 2016	June 30, 2015
Results of operations:
Net interest income	$720	$697	$719	3%	—%
Noninterest income	466	395	385	18	21
Total revenue	1,186	1,092	1,104	9	7
Noninterest expense	810	876	843	(8)	(4)
Pre-tax, pre-provision income (1)	376	216	261	74	44
(Reversal of) provision for credit losses	(37)	162	15	(123)	(347)
Income before income taxes and including
noncontrolling interests	413	54	246	nm	68
Income tax expense	119	17	71	nm	68
Net income including noncontrolling interests	294	37	175	nm	68
Deduct: Net loss from noncontrolling interests	11	12	6	(8)	83
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$305	$49	$181	nm	69

Balance sheet (period average):
Total assets	$116,281	$115,866	$112,907	—	3
Total securities	23,259	23,507	22,915	(1)	2
Total loans held for investment	79,934	78,450	76,751	2	4
Earning assets	105,150	104,888	102,289	—	3
Total deposits	83,663	84,010	82,147	—	2
MUAH stockholder's equity	15,918	15,687	15,238	1	4
Net interest margin (3) (7)	2.77%	2.69%	2.84%

Balance sheet (end of period):
Total assets	$117,156	$120,909	$114,266	(3)	3
Total securities	23,105	23,616	24,287	(2)	(5)
Total loans held for investment	79,392	79,299	76,399	—	4
Core deposits (2)	75,296	74,882	73,080	1	3
Total deposits	82,692	89,500	81,702	(8)	1
Long-term debt	10,445	11,843	8,852	(12)	18
MUAH stockholder's equity	16,179	15,758	15,260	3	6

____________________________________
Refer to Exhibit 16 for footnote explanations.

2

Summary of Second Quarter Results

Second Quarter Total Revenue

For the second quarter of 2016, total revenue (net interest income plus noninterest income) was $1.2 billion, up $94 million from the first quarter of 2016. Net interest income for the second quarter of 2016 was $720 million, up $23 million compared with the first quarter of 2016 due to an increase in loans held for investment and the net interest margin. The net interest margin increased 8 basis points to 2.77%, reflecting higher yields on securities and a favorable change in the mix of borrowed funds. Average total deposits were $83.7 billion, down slightly compared with the first quarter of 2016.
For the second quarter of 2016, noninterest income was $466 million, up $71 million, or 18%, compared with the first quarter of 2016, largely due to an increase in fees from affiliates in the current quarter and impairments on oil and gas-related private equity investments in the prior quarter.
Compared with the second quarter of 2015, total revenue increased $82 million, substantially due to increases in fees from affiliates and securities gains and a decrease in FDIC indemnification asset amortization expense.

Second Quarter Noninterest Expense

Noninterest expense for the second quarter of 2016 was $810 million, down $66 million compared with the first quarter of 2016 and down $33 million from the second quarter of 2015. The decrease from the first quarter of 2016 was due primarily to decreases in salaries and employee benefits and professional and outside services.
Compared with the second quarter of 2015, the decrease in noninterest expense was largely due to a decrease in salaries and employee benefits expense and a contract termination fee in the second quarter of 2015.
The effective tax rate for the second quarter of 2016 was 28.8%, compared with an effective tax rate of 31.5% for the first quarter of 2016.

3

Business Integration Initiative - Second Quarter Summary Impact(14)

For the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015, the Company recorded the following fee income and costs related to support services:

	For the Three Months Ended
(Dollars in millions)	June 30, 2016	March 31, 2016	June 30, 2015

Fees from affiliates - support services	$147	$149	$134

Staff costs associated with fees from
affiliates - support services	$137	$139	$123

__________________________
Refer to Exhibit 16 for footnote explanations.

The Company also recognized fees from affiliates through revenue sharing agreements with BTMU for various business and banking services.

Balance Sheet

At June 30, 2016, total assets were $117.2 billion, down $3.7 billion from the prior quarter. Cash and cash equivalents and total deposits were down $4.5 billion and $6.8 billion, respectively, compared with the prior quarter-end, due primarily to a single short-term deposit at the previous quarter-end. Core deposits were up $414 million, compared with the prior quarter-end.

4

Credit Quality

The following table presents credit quality data for the quarters ended June 30, 2016, March 31, 2016 and June 30, 2015:

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2016	March 31, 2016	June 30, 2015

Total (reversal of) provision for credit losses	$(37)	$162	$15
Net loans charged-off	98	4	20
Nonaccrual loans	632	956	362
Criticized loans held for investment (12)	2,859	3,066	1,395

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.94%	1.11%	0.70%
Nonaccrual loans	118.24	91.99	147.98
Allowance for credit losses to (13):
Total loans held for investment	1.15	1.32	0.89
Nonaccrual loans	144.50	109.68	188.39
Nonaccrual loans to total loans held for investment	0.80	1.21	0.47

____________________________________
Refer to Exhibit 16 for footnote explanations.

In the second quarter of 2016, the reversal of provision for credit losses was $37 million, compared with a provision of $162 million for the first quarter of 2016 and a provision of $15 million for the second quarter of 2015. The change in the provision for credit losses from the first quarter of 2016 reflects stabilization in the credit quality of the oil and gas sector of our loan portfolio and improving credit quality elsewhere in the commercial portfolio. As of June 30, 2016, our oil and gas commitments were comprised of 78% petroleum exploration and production ("PEP") companies, of which 77% were reserve-based loans. Reserve-based lending typically consists of loans collateralized with oil and gas reserves.

Criticized loans outstanding within the PEP portfolio declined $128 million during the second quarter of 2016 largely due to transfers to held for sale and charge-offs. The Company recorded net charge-offs of $98 million, substantially related to PEP loans. $51 million of the charge-offs resulted from the transfer of certain PEP loans to held for sale. The following table provides further information about our petroleum exploration and production loan portfolio:

5

	As of
(Dollars in millions)	June 30, 2016	March 31, 2016	December 31, 2015
Petroleum Exploration and Production:
Loan commitments	$4,529	$5,519	$5,768
Loans outstanding	2,434	3,080	2,943
Criticized commitments	2,541	2,701	2,156
Criticized outstanding	1,577	1,705	1,226
Allowance for credit losses	320	415	319
Allowance for loan losses	287	386	291

Capital

The following table presents capital ratio data as of June 30, 2016 and March 31, 2016:

	June 30, 2016	March 31, 2016

Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (8) (9)	13.63%	13.33%
Tier 1 risk-based capital ratio (8) (9)	13.63	13.33
Total risk-based capital ratio (8) (9)	15.48	15.32
Tier 1 leverage ratio (8) (9)	11.62	11.41

Other:
Tangible common equity ratio (10)	11.27%	10.55%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (8) (11)	13.61	13.31

____________________________________
Refer to Exhibit 16 for footnote explanations.

The Company’s stockholder’s equity was $16.2 billion at June 30, 2016, compared with $15.8 billion at March 31, 2016.

The Company's preliminary Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel III regulatory capital rules, were 13.63%, 13.63% and 15.48%, respectively, at June 30, 2016. The tangible common equity ratio was 11.27% at June 30, 2016.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased-in) was 13.61% at June 30, 2016.

6

Non-GAAP Financial Measures

This press release includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the U.S. Basel III standardized approach on a fully phased-in basis)) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to that of other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our financial supplement.

About MUFG Americas Holdings Corporation

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with total assets of $117.2 billion at June 30, 2016. Its principal subsidiary, MUFG Union Bank, N.A., provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of June 30, 2016, MUFG Union Bank, N.A. operated 366 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Americas Holdings Corporation is owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mitsubishi UFJ Financial Group, Inc., one of the world’s leading financial groups. The Bank of Tokyo-Mitsubishi UFJ, Ltd. is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. Visit www.unionbank.com or www.mufgamericas.com for more information.

###

7

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					June 30, 2016 from
(Dollars in millions)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2016	June 30, 2015
Results of operations:
Net interest income	$720	$697	$708	$705	$719	3%	—%
Noninterest income	466	395	413	397	385	18	21
Total revenue	1,186	1,092	1,121	1,102	1,104	9	7
Noninterest expense	810	876	891	855	843	(8)	(4)
Pre-tax, pre-provision income (1)	376	216	230	247	261	74	44
(Reversal of) provision for credit losses	(37)	162	192	18	15	(123)	(347)
Income before income taxes and including
noncontrolling interests	413	54	38	229	246	nm	68
Income tax expense	119	17	(18)	64	71	nm	68
Net income including noncontrolling interests	294	37	56	165	175	nm	68
Deduct: Net loss from noncontrolling interests	11	12	13	21	6	(8)	83
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$305	$49	$69	$186	$181	nm	69

Balance sheet (end of period):
Total assets	$117,156	$120,909	$116,216	$115,157	$114,266	(3)	3
Total securities	23,105	23,616	24,502	24,696	24,287	(2)	(5)
Total loans held for investment	79,392	79,299	77,599	76,641	76,399	—	4
Core deposits (2)	75,296	74,882	76,094	74,785	73,080	1	3
Total deposits	82,692	89,500	84,340	82,693	81,702	(8)	1
Long-term debt	10,445	11,843	12,349	11,357	8,852	(12)	18
MUAH stockholder's equity	16,179	15,758	15,461	15,603	15,260	3	6

Balance sheet (period average):
Total assets	$116,281	$115,866	$115,914	$113,451	$112,907	—	3
Total securities	23,259	23,507	24,351	24,141	22,915	(1)	2
Total loans held for investment	79,934	78,450	77,832	76,177	76,751	2	4
Earning assets	105,150	104,888	104,966	102,899	102,289	—	3
Total deposits	83,663	84,010	84,033	82,488	82,147	—	2
MUAH stockholder's equity	15,918	15,687	15,722	15,435	15,238	1	4

Performance ratios:
Return on average assets (3)	1.05%	0.17%	0.24%	0.66%	0.64%
Return on average MUAH stockholder's equity (3)	7.65	1.25	1.75	4.83	4.73
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (3) (4)	1.09	0.18	0.27	0.70	0.67
Return on average MUAH stockholder's equity excluding the
impact of privatization transaction and merger costs related to
acquisitions (3) (4)	8.96	1.54	2.24	5.82	5.69
Efficiency ratio (5)	68.42	80.17	79.51	77.62	76.42
Adjusted efficiency ratio (6)	61.13	72.12	69.42	70.16	69.02
Net interest margin (3) (7)	2.77	2.69	2.72	2.76	2.84

Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (8) (9)	13.63%	13.33%	13.63%	13.84%	13.56%
Tier 1 risk-based capital ratio (8) (9)	13.63	13.33	13.64	13.84	13.56
Total risk-based capital ratio (8) (9)	15.48	15.32	15.56	15.60	15.30
Tier 1 leverage ratio (8) (9)	11.62	11.41	11.40	11.58	11.46

Other:
Tangible common equity ratio (10)	11.27%	10.55%	10.71%	10.93%	10.70%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (8) (11)	13.61	13.31	13.46	13.79	13.49

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Six Months Ended		Percent Change to
	June 30,	June 30,	June 30, 2016 from
(Dollars in millions)	2016	2015	June 30, 2015
Results of operations:
Net interest income	$1,417	$1,402	1%
Noninterest income	861	720	20
Total revenue	2,278	2,122	7
Noninterest expense	1,686	1,692	—
Pre-tax, pre-provision income (1)	592	430	38
Provision for credit losses	125	18	nm
Income before income taxes and including
noncontrolling interests	467	412	13
Income tax expense	136	105	30
Net income including noncontrolling interests	331	307	8
Deduct: Net loss from noncontrolling interests	23	11	109
Net income attributable to MUAH	$354	$318	11

Balance sheet (end of period):
Total assets	$117,156	$114,266	3
Total securities	23,105	24,287	(5)
Total loans held for investment	79,392	76,399	4
Core deposits (2)	75,296	73,080	3
Total deposits	82,692	81,702	1
Long-term debt	10,445	8,852	18
MUAH stockholder's equity	16,179	15,260	6

Balance sheet (period average):
Total assets	$116,074	$113,020	3
Total securities	23,383	22,546	4
Total loans held for investment	79,193	77,026	3
Earning assets	105,020	102,443	3
Total deposits	83,836	83,112	1
MUAH stockholder's equity	15,804	15,154	4

Performance ratios:
Return on average assets (3)	0.61%	0.56%
Return on average MUAH stockholder's equity (3)	4.48	4.19
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (3) (4)	0.64	0.60
Return on average MUAH stockholders' equity excluding the impact of privatization transaction and merger costs related to acquisitions (3) (4)	5.29	5.10
Efficiency ratio (5)	74.06	79.75
Adjusted efficiency ratio (6)	66.39	71.86
Net interest margin (3) (7)	2.73	2.77

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					June 30, 2016 from
(Dollars in millions)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2016	June 30, 2015

Credit Data:
(Reversal of) provision for loan losses	$(34)	$158	$168	$23	$26	(122)%	(231)%
(Reversal of) provision for losses on unfunded credit commitments	(3)	4	24	(5)	(11)	(175)	73
Total (reversal of) provision for credit losses	$(37)	$162	$192	$18	$15	(123)	(347)

Net loans charged-off (recovered)	$98	$4	$(6)	$11	$20	nm	390
Nonperforming assets	648	974	573	434	381	(33)	70
Criticized loans held for investment (12)	2,859	3,066	2,454	1,642	1,395	(7)	105

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.94%	1.11%	0.93%	0.71%	0.70%
Nonaccrual loans	118.24	91.99	130.53	130.46	147.98
Allowance for credit losses to (13):
Total loans held for investment	1.15	1.32	1.14	0.90	0.89
Nonaccrual loans	144.50	109.68	160.42	164.09	188.39
Net loans charged-off (recovered) to average total loans held for investment (3)	0.49	0.02	(0.03)	0.06	0.10
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.82	1.23	0.74	0.57	0.50
Nonperforming assets to total assets	0.55	0.81	0.49	0.38	0.33
Nonaccrual loans to total loans held for investment	0.80	1.21	0.71	0.55	0.47

	As of and for the Six Months Ended		Percent Change
	June 30,	June 30,	to June 30, 2016
(Dollars in millions)	2016	2015	from June 30, 2015
Credit Data:
Provision for loan losses	$124	$23	439%
(Reversal of) provision for losses on unfunded credit commitments	1	(5)	120
Total provision for credit losses	$125	$18	nm

Net loans charged-off	$102	$23	343%
Credit Ratios:
Net loans charged-off to average total loans held for investment (3)	0.26%	0.06%

________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Interest Income
Loans	$711	$697	$693	$688	$700
Securities	114	109	124	116	121
Other	5	6	4	5	2
Total interest income	830	812	821	809	823

Interest Expense
Deposits	49	49	50	48	50
Commercial paper and other short-term borrowings	4	1	1	3	2
Long-term debt	57	65	62	53	52
Total interest expense	110	115	113	104	104

Net Interest Income	720	697	708	705	719
(Reversal of) provision for credit losses	(37)	162	192	18	15
Net interest income after provision for credit losses	757	535	516	687	704

Noninterest Income
Service charges on deposit accounts	46	49	49	49	49
Trust and investment management fees	30	31	28	27	26
Trading account activities	20	13	21	7	19
Securities gains, net	19	13	6	6	5
Credit facility fees	28	27	28	27	30
Merchant banking fees	23	14	17	22	20
Brokerage commissions and fees	13	13	14	13	14
Card processing fees, net	9	9	8	8	9
Fees from affiliates (14)	239	200	204	185	192
Other, net	39	26	38	53	21
Total noninterest income	466	395	413	397	385

Noninterest Expense
Salaries and employee benefits	523	543	569	557	555
Net occupancy and equipment	75	76	83	79	75
Professional and outside services	75	102	82	78	64
Software	37	36	34	28	29
Regulatory assessments	13	14	13	11	14
Intangible asset amortization	6	7	10	10	10
Other	81	98	100	92	96
Total noninterest expense	810	876	891	855	843

Income before income taxes and including
noncontrolling interests	413	54	38	229	246
Income tax expense	119	17	(18)	64	71
Net Income including Noncontrolling Interests	294	37	56	165	175
Deduct: Net loss from noncontrolling interests	11	12	13	21	6
Net Income attributable to MUAH	$305	$49	$69	$186	$181
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Six Months Ended
(Dollars in millions)	June 30, 2016	June 30, 2015
Interest Income
Loans	$1,408	$1,378
Securities	223	223
Other	11	5
Total interest income	1,642	1,606

Interest Expense
Deposits	98	102
Commercial paper and other short-term borrowings	5	3
Long-term debt	122	99
Total interest expense	225	204

Net Interest Income	1,417	1,402
Provision for credit losses	125	18
Net interest income after provision for credit losses	1,292	1,384

Noninterest Income
Service charges on deposit accounts	95	98
Trust and investment management fees	61	54
Trading account activities	33	27
Securities gains, net	32	8
Credit facility fees	55	60
Merchant banking fees	37	40
Brokerage commissions and fees	26	27
Card processing fees, net	18	17
Fees from affiliates (14)	439	358
Other, net	65	31
Total noninterest income	861	720

Noninterest Expense
Salaries and employee benefits	1,066	1,122
Net occupancy and equipment	151	155
Professional and outside services	177	141
Software	73	57
Regulatory assessments	27	27
Intangible asset amortization	13	20
Other	179	170
Total noninterest expense	1,686	1,692

Income before income taxes and including
noncontrolling interests	467	412
Income tax expense	136	105
Net Income including Noncontrolling Interests	331	307
Deduct: Net loss from noncontrolling interests	23	11
Net Income attributable to MUAH	$354	$318
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Cash and due from banks	$1,517	$1,599	$1,756	$1,596	$1,815
Interest bearing deposits in banks	2,306	6,696	2,749	2,692	2,160
Federal funds sold and securities purchased under resale agreements	42	29	24	86	68
Total cash and cash equivalents	3,865	8,324	4,529	4,374	4,043
Trading account assets	1,562	1,370	1,087	1,200	1,089
Securities available for sale	12,846	13,011	14,344	14,355	14,285
Securities held to maturity	10,259	10,605	10,158	10,341	10,002
Loans held for investment	79,392	79,299	77,599	76,641	76,399
Allowance for loan losses	(747)	(879)	(721)	(547)	(536)
Loans held for investment, net	78,645	78,420	76,878	76,094	75,863
Premises and equipment, net	566	632	608	607	622
Goodwill	3,225	3,225	3,225	3,225	3,225
Other assets	6,188	5,322	5,387	4,961	5,137
Total assets	$117,156	$120,909	$116,216	$115,157	$114,266

Liabilities
Deposits:
Noninterest bearing	$32,861	$38,556	$32,463	$31,869	$30,156
Interest bearing	49,831	50,944	51,877	50,824	51,546
Total deposits	82,692	89,500	84,340	82,693	81,702
Commercial paper and other short-term borrowings	4,703	647	1,038	2,338	5,262
Long-term debt	10,445	11,843	12,349	11,357	8,852
Trading account liabilities	676	747	796	891	734
Other liabilities	2,262	2,203	2,017	2,044	2,216
Total liabilities	100,778	104,940	100,540	99,323	98,766

Equity
MUAH stockholder's equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,831 shares issued and outstanding as of June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015	136	136	136	136	136
Additional paid-in capital	7,240	7,250	7,241	7,224	7,208
Retained earnings	9,189	8,885	8,836	8,768	8,582
Accumulated other comprehensive loss	(386)	(513)	(752)	(525)	(666)
Total MUAH stockholder's equity	16,179	15,758	15,461	15,603	15,260
Noncontrolling interests	199	211	215	231	240
Total equity	16,378	15,969	15,676	15,834	15,500
Total liabilities and equity	$117,156	$120,909	$116,216	$115,157	$114,266
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	June 30, 2016			March 31, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (15)
Commercial and industrial	$30,359	$243	3.23%	$29,957	$238	3.20%
Commercial mortgage	15,095	139	3.66	14,485	133	3.68
Construction	2,211	21	3.92	2,272	23	3.93
Lease financing	733	11	5.58	732	8	4.56
Residential mortgage	27,770	230	3.31	27,366	231	3.38
Home equity and other consumer loans	3,473	43	4.96	3,315	40	4.85
Loans, before purchased credit-impaired loans	79,641	687	3.46	78,127	673	3.46
Purchased credit-impaired loans	293	27	36.86	323	25	31.04
Total loans held for investment	79,934	714	3.58	78,450	698	3.57
Securities	23,259	118	2.04	23,507	115	1.95
Interest bearing deposits in banks	1,668	2	0.56	2,400	3	0.53
Federal funds sold and securities purchased under resale agreements	66	—	0.23	78	—	0.46
Trading account assets	152	—	0.40	162	—	0.57
Other earning assets	71	3	7.28	291	3	3.62
Total earning assets	105,150	837	3.19	104,888	819	3.13
Allowance for loan losses	(873)			(719)
Cash and due from banks	1,608			1,704
Premises and equipment, net	611			608
Other assets (16)	9,785			9,385
Total assets	$116,281			$115,866
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,558	29	0.30	$38,397	28	0.30
Savings	5,743	—	0.04	5,715	1	0.06
Time	7,519	20	1.07	7,577	20	1.08
Total interest bearing deposits	50,820	49	0.39	51,689	49	0.38
Commercial paper and other short-term borrowings (17)	2,853	4	0.57	1,098	1	0.37
Long-term debt	11,262	57	2.02	12,148	65	2.12
Total borrowed funds	14,115	61	1.73	13,246	66	1.98
Total interest bearing liabilities	64,935	110	0.68	64,935	115	0.71
Noninterest bearing deposits	32,843			32,321
Other liabilities (18)	2,377			2,745
Total liabilities	100,155			100,001
Equity
MUAH stockholder's equity	15,918			15,687
Noncontrolling interests	208			178
Total equity	16,126			15,865
Total liabilities and equity	$116,281			$115,866

Net interest income/spread (taxable-equivalent basis)		727	2.51%		704	2.42%
Impact of noninterest bearing deposits			0.23			0.23
Impact of other noninterest bearing sources			0.03			0.04
Net interest margin			2.77			2.69
Less: taxable-equivalent adjustment		7			7
Net interest income		$720			$697
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	June 30, 2016			June 30, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (15)
Commercial and industrial	$30,359	$243	3.23%	$28,107	$224	3.19%
Commercial mortgage	15,095	139	3.66	13,859	127	3.65
Construction	2,211	21	3.92	2,045	18	3.62
Lease financing	733	11	5.58	772	10	5.40
Residential mortgage	27,770	230	3.31	28,399	239	3.37
Home equity and other consumer loans	3,473	43	4.96	3,096	33	4.30
Loans, before purchased credit-impaired loans	79,641	687	3.46	76,278	651	3.42
Purchased credit-impaired loans	293	27	36.86	473	50	41.89
Total loans held for investment	79,934	714	3.58	76,751	701	3.66
Securities	23,259	118	2.04	22,915	126	2.20
Interest bearing deposits in banks	1,668	2	0.56	2,275	1	0.26
Federal funds sold and securities purchased under resale agreements	66	—	0.23	69	—	(0.47)
Trading account assets	152	—	0.40	196	1	0.71
Other earning assets	71	3	7.28	83	—	4.00
Total earning assets	105,150	837	3.19	102,289	829	3.25
Allowance for loan losses	(873)			(535)
Cash and due from banks	1,608			1,619
Premises and equipment, net	611			615
Other assets (16)	9,785			8,919
Total assets	$116,281			$112,907
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,558	29	0.30	$37,986	29	0.31
Savings	5,743	—	0.04	5,588	1	0.06
Time	7,519	20	1.07	8,535	20	0.95
Total interest bearing deposits	50,820	49	0.39	52,109	50	0.39
Commercial paper and other short-term borrowings (17)	2,853	4	0.57	3,826	2	0.21
Long-term debt	11,262	57	2.02	8,855	52	2.34
Total borrowed funds	14,115	61	1.73	12,681	54	1.69
Total interest bearing liabilities	64,935	110	0.68	64,790	104	0.64
Noninterest bearing deposits	32,843			30,038
Other liabilities (18)	2,377			2,626
Total liabilities	100,155			97,454
Equity
MUAH stockholder's equity	15,918			15,238
Noncontrolling interests	208			215
Total equity	16,126			15,453
Total liabilities and equity	$116,281			$112,907

Net interest income/spread (taxable-equivalent basis)		727	2.51%		725	2.61%
Impact of noninterest bearing deposits			0.23			0.20
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.77			2.84
Less: taxable-equivalent adjustment		7			6
Net interest income		$720			$719
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Six Months Ended
	June 30, 2016			June 30, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (15)
Commercial and industrial	$30,158	$481	3.21%	$28,250	$435	3.11%
Commercial mortgage	14,790	272	3.68	13,881	251	3.61
Construction	2,242	44	3.93	1,949	35	3.59
Lease financing	733	19	5.07	774	20	5.25
Residential mortgage	27,568	461	3.34	28,581	486	3.40
Home equity and other consumer loans	3,394	83	4.91	3,099	65	4.26
Loans, before purchased credit-impaired loans	78,885	1,360	3.46	76,534	1,292	3.39
Purchased credit-impaired loans	308	52	33.81	492	88	36.01
Total loans held for investment	79,193	1,412	3.57	77,026	1,380	3.60
Securities	23,383	233	2.00	22,546	232	2.06
Interest bearing deposits in banks	2,034	5	0.54	2,524	3	0.26
Federal funds sold and securities purchased under resale agreements	72	—	0.36	83	—	(0.32)
Trading account assets	157	—	0.49	196	1	0.71
Other earning assets	181	6	4.34	68	1	3.97
Total earning assets	105,020	1,656	3.16	102,443	1,617	3.17
Allowance for loan losses	(796)			(539)
Cash and due from banks	1,656			1,625
Premises and equipment, net	609			618
Other assets (16)	9,585			8,873
Total assets	$116,074			$113,020
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$37,977	57	0.30	$38,845	59	0.31
Savings	5,729	1	0.05	5,569	2	0.06
Time	7,548	40	1.07	8,754	41	0.94
Total interest bearing deposits	51,254	98	0.38	53,168	102	0.39
Commercial paper and other short-term borrowings (17)	1,975	5	0.52	3,411	3	0.21
Long-term debt	11,705	122	2.07	8,434	99	2.34
Total borrowed funds	13,680	127	1.85	11,845	102	1.72
Total interest bearing liabilities	64,934	225	0.69	65,013	204	0.63
Noninterest bearing deposits	32,582			29,944
Other liabilities (18)	2,561			2,687
Total liabilities	100,077			97,644
Equity
MUAH stockholder's equity	15,804			15,154
Noncontrolling interests	193			222
Total equity	15,997			15,376
Total liabilities and equity	$116,074			$113,020

Net interest income/spread (taxable-equivalent basis)		1,431	2.47%		1,413	2.54%
Impact of noninterest bearing deposits			0.23			0.20
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.73			2.77
Less: taxable-equivalent adjustment		14			11
Net interest income		$1,417			$1,402
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$29,291	$30,212	$29,730	$28,462	$27,854
Commercial mortgage	15,144	14,920	13,904	13,943	13,800
Construction	2,255	2,251	2,297	2,120	2,071
Lease financing	723	732	737	748	759
Total commercial portfolio	47,413	48,115	46,668	45,273	44,484

Residential mortgage	28,244	27,495	27,344	27,856	28,374
Home equity and other consumer loans	3,459	3,385	3,251	3,124	3,098
Total consumer portfolio	31,703	30,880	30,595	30,980	31,472
Loans held for investment, before purchased credit-impaired loans	79,116	78,995	77,263	76,253	75,956
Purchased credit-impaired loans	276	304	336	388	443

Total loans held for investment	$79,392	$79,299	$77,599	$76,641	$76,399

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$396	$702	$284	$138	$64
Commercial mortgage	26	30	37	40	43
Total commercial portfolio	422	732	321	178	107

Residential mortgage	177	186	190	201	209
Home equity and other consumer loans	28	32	35	32	36
Total consumer portfolio	205	218	225	233	245

Nonaccrual loans, before purchased credit-impaired loans	627	950	546	411	352
Purchased credit-impaired loans	5	6	6	8	10
Total nonaccrual loans	632	956	552	419	362

OREO	16	18	21	15	19

Total nonperforming assets	$648	$974	$573	$434	$381

Loans 90 days or more past due and still accruing (19)	$2	$6	$2	$4	$2

__________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$879	$721	$547	$536	$530
(Reversal of) provision for loan losses	(34)	158	168	23	26
Other	—	4	—	(1)	—
Loans charged-off:
Commercial and industrial	(46)	(8)	—	(11)	(12)
Commercial and industrial - transfer to held for sale	(51)	—	—	—	—
Commercial mortgage	—	—	—	—	(1)
Total commercial portfolio	(97)	(8)	—	(11)	(13)
Residential mortgage	—	1	—	—	—
Home equity and other consumer loans	(2)	(2)	(1)	(1)	(3)
Total consumer portfolio	(2)	(1)	(1)	(1)	(3)
Purchased credit-impaired loans	—	—	(1)	(3)	(8)
Total loans charged-off	(99)	(9)	(2)	(15)	(24)
Recoveries of loans previously charged-off:
Commercial and industrial	1	1	7	2	3
Commercial mortgage	—	3	—	1	—
Total commercial portfolio	1	4	7	3	3
Home equity and other consumer loans	—	1	—	1	1
Total consumer portfolio	—	1	—	1	1
Purchased credit-impaired loans	—	—	1	—	—
Total recoveries of loans previously charged-off	1	5	8	4	4
Net loans (charged-off) recovered	(98)	(4)	6	(11)	(20)
Ending balance of allowance for loan losses	747	879	721	547	536
Allowance for losses on unfunded credit commitments	166	169	165	141	147
Total allowance for credit losses	$913	$1,048	$886	$688	$683

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	June 30, 2016		March 31, 2016		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	March 31, 2016	March 31, 2016
Asset Liability Management securities:
U.S. Treasury	$155	$159	$148	$152	$7	5%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	6,009	6,052	6,302	6,308	(256)	(4)
Privately issued	245	248	202	203	45	22
Privately issued - commercial mortgage-backed securities	1,474	1,527	1,469	1,492	35	2
Collateralized loan obligations	3,267	3,238	3,267	3,227	11	—
Asset-backed and other	7	7	7	7	—	—
Asset Liability Management securities	11,157	11,231	11,395	11,389	(158)	(1)
Other debt securities:
Direct bank purchase bonds	1,547	1,575	1,560	1,581	(6)	—
Other	32	33	32	33	—	—
Equity securities	6	7	6	8	(1)	(13)
Total securities available for sale	$12,742	$12,846	$12,993	$13,011	$(165)	(1)%

Securities Held to Maturity

	June 30, 2016		March 31, 2016		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (20)	Value	Amount (20)	Value	March 31, 2016	March 31, 2016
U.S. Treasury	$490	$505	$490	$502	$—	—%
U.S. government-sponsored agencies	—	—	200	200	(200)	(100)
U.S. government agency and government-sponsored agencies-residential mortgage-backed securities	8,126	8,329	8,254	8,403	(128)	(2)
U.S. government agency and government-sponsored agencies-commercial mortgage-backed securities	1,643	1,739	1,661	1,743	(18)	(1)
Total securities held to maturity	$10,259	$10,573	$10,605	$10,848	$(346)	(3)%
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income attributable to MUAH	$305	$49	$69	$186	$181
Net adjustments for merger costs related to acquisitions, net of tax	3	4	4	5	3
Net adjustments for privatization transaction, net of tax	2	—	4	3	3
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$310	$53	$77	$194	$187

Average total assets	$116,281	$115,866	$115,914	$113,451	$112,907
Less: Net adjustments related to privatization transaction	2,213	2,215	2,218	2,224	2,230
Average total assets, excluding impact of privatization transaction	$114,068	$113,651	$113,696	$111,227	$110,677
Return on average assets (3)	1.05%	0.17%	0.24%	0.66%	0.64%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (3) (4)	1.09	0.18	0.27	0.70	0.67

Average MUAH stockholder's equity	$15,918	$15,687	$15,722	$15,435	$15,238
Less: Adjustments for merger costs related to acquisitions	(187)	(183)	(179)	(175)	(171)
Less: Net adjustments for privatization transaction	2,273	2,273	2,273	2,273	2,275
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,832	$13,597	$13,628	$13,337	$13,134
Return on average MUAH stockholder's equity (3)	7.65%	1.25%	1.75%	4.83%	4.73%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (3) (4)	8.96	1.54	2.24	5.82	5.69

Noninterest expense	$810	$876	$891	$855	$843
Less: Staff costs associated with fees from affiliates - support services	137	139	138	128	123
Less: Foreclosed asset expense and other credit costs	—	(1)	—	3	—
Less: Productivity initiative costs	4	12	41	3	2
Less: Low income housing credit (LIHC) investment amortization expense	2	2	6	5	2
Less: Expenses of the LIHC consolidated VIEs	11	12	13	14	10
Less: Merger and business integration costs	5	5	6	8	6
Less: Net adjustments related to privatization transaction	5	5	8	8	7
Less: Intangible asset amortization	2	3	3	2	3
Less: Contract termination fee	—	—	—	—	23
Noninterest expense, as adjusted (a)	$644	$699	$676	$684	$667

Total revenue	$1,186	$1,092	$1,121	$1,102	$1,104
Add: Net interest income taxable-equivalent adjustment	7	7	7	7	6
Less: Fees from affiliates - support services	147	149	149	138	134
Less: Productivity initiative gains	—	—	—	—	(1)
Less: Accretion related to privatization-related fair value adjustments	3	5	2	3	2
Less: Other credit costs	(9)	(13)	4	(8)	8
Less: Impairment on private equity investments	—	(12)	—	—	—
Total revenue, as adjusted (b)	$1,052	$970	$973	$976	$967
Adjusted efficiency ratio (a)/(b) (6)	61.13%	72.12%	69.42%	70.16%	69.02%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total MUAH stockholder's equity	$16,179	$15,758	$15,461	$15,603	$15,260
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except mortgage servicing rights (MSRs)	175	182	190	199	214
Less: Deferred tax liabilities related to goodwill and intangible assets	(48)	(49)	(39)	(39)	(41)
Tangible common equity (c)	$12,827	$12,400	$12,085	$12,218	$11,862
Total assets	$117,156	$120,909	$116,216	$115,157	$114,266
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	175	182	190	199	214
Less: Deferred tax liabilities related to goodwill and intangible assets	(48)	(49)	(39)	(39)	(41)
Tangible assets (d)	$113,804	$117,551	$112,840	$111,772	$110,868
Tangible common equity ratio (c)/(d) (10)	11.27%	10.55%	10.71%	10.93%	10.70%

Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (e)	$13,233	$12,936	$12,920	$12,834	$12,632
Other	(38)	(40)	(61)	(67)	(74)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (f)	$13,195	$12,896	$12,859	$12,767	$12,558
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (g)	$97,061	$97,011	$94,775	$92,729	$93,179
Add: Adjustments	(118)	(122)	756	(160)	(67)
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased-in) (h)	$96,943	$96,889	$95,531	$92,569	$93,112
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (f)/(h) (8) (11)	13.61%	13.31%	13.46%	13.79%	13.49%
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Six Months Ended
	June 30,	June 30,
(Dollars in millions)	2016	2015

Net income attributable to MUAH	$354	$318
Net adjustments for merger costs related to acquisitions, net of tax	7	9
Net adjustments for privatization transaction, net of tax	2	6
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$363	$333

Average total assets	$116,074	$113,020
Less: Net adjustments related to privatization transaction	2,214	2,233
Average total assets, excluding impact of privatization transaction	$113,860	$110,787
Return on average assets (3)	0.61%	0.56%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.64	0.60

Average MUAH stockholder's equity	$15,804	$15,154
Less: Adjustments for merger costs related to acquisitions	(185)	(169)
Less: Net adjustments for privatization transaction	2,273	2,275
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,716	$13,048
Return on average MUAH stockholder's equity (3)	4.48%	4.19%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (3) (4)	5.29	5.10

Noninterest expense	$1,686	$1,692
Less: Staff costs associated with fees from affiliates - support services	276	235
Less: Foreclosed asset expense and other credit costs	(1)	1
Less: Productivity initiative costs	16	30
Less: Low income housing credit (LIHC) investment amortization expense	4	4
Less: Expenses of the LIHC consolidated VIEs	23	18
Less: Merger and business integration costs	10	15
Less: Net adjustments related to privatization transaction	10	15
Less: Intangible asset amortization	5	7
Less: Contract termination fee	—	23
Noninterest expense, as adjusted (a)	$1,343	$1,344

Total revenue	$2,278	$2,122
Add: Net interest income taxable-equivalent adjustment	14	11
Less: Fees from affiliates - support services	296	255
Less: Productivity initiative gains	—	—
Less: Accretion related to privatization-related fair value adjustments	8	3
Less: Other credit costs	(22)	4
Less: Impairment on private equity investments	(12)	—
Total revenue, as adjusted (b)	$2,022	$1,871
Adjusted efficiency ratio (a)/(b) (6)	66.39%	71.86%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(2)	Core deposits exclude brokered deposits, foreign time deposits, domestic time deposits greater than $250,000 and certain other deposits not considered to be core customer relationships.

(3)	Annualized.

(4)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(6)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, LIHC investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, other credit costs and impairment on private equity investments. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(7)
Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%. Beginning in the second quarter of 2016, the effect of interest rate hedges on commercial loans was reflected in each loan category. Previously, the entire effect of interest rate hedges was included in commercial and industrial interest income. Prior period amounts have been reclassified to conform to the current presentation.

(8)	Preliminary as of June 30, 2016.

(9)	These capital ratios are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(10)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(11)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants.  Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(13)
The allowance for credit losses ratios include the allowances for loan losses and for losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(14)
Fees from affiliates represent income resulting from the business integration initiative effective July 1, 2014, whereby BTMU integrated its U.S. branch banking operations, including its employees, under the Bank's operations. The Bank and BTMU participate in a master services agreement whereby the Bank provides BTMU with support services in exchange for fee income.

(15)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(16)	Includes noninterest bearing trading account assets.

(17)	Includes interest bearing trading liabilities.

(18)	Includes noninterest bearing trading account liabilities.

(19)
Excludes loans totaling $16 million, $28 million, $16 million, $30 million, and $36 million that are 90 days or more past due and still accruing at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(20)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful

Exhibit 16